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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               September 19, 2002
                        (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                          001-13643             73-1520922
(State or other jurisdiction             (Commission            (IRS Employer
       of incorporation)                  File Number)       Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)

                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of Businesses Acquired
                Not applicable.

(b)        ProForma Financial Information
                Not applicable.

(c)        Exhibits
                99.1  Press release issued by ONEOK, Inc. dated September 19,
                      2002.

Item 9.    Regulation FD Disclosure

           On September 19, 2002, the ONEOK, Inc. board of directors named Phyllis Worley President of Kansas Gas Service Company, a division of ONEOK, Inc., effective immediately. She replaces Gene Dubay who has left the company to seek other opportunities.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                ONEOK, Inc.


Date: September 20, 2002                   By:  /s/ Jim Kneale
                                               ------------------------------
                                                Jim Kneale
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer
                                                (Principal Financial Officer)

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